UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2015

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 23, 2015, Avid Technology, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission to report, among other things, that it had completed its acquisition of Orad Hi-Tech Systems Ltd. (“Orad”), an Israeli company listed on the Frankfurt Stock Exchange, pursuant to the terms of the Transaction Agreement and Plan of Merger by and among the Company, Orad, and a wholly owned subsidiary of the Company. At that time, the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such Original Form 8-K was required to be filed. This Amendment No. 1 to Current Report on Form 8-K/A amends and supplements the Original Form 8-K to include certain historical financial statements of Orad required by Item 9.01(a) of Form 8-K and certain pro forma financial information of the Company required by Item 9.01(b) of Form 8-K in connection with the Company’s acquisition of Orad, in each case as set forth below. The Original Form 8-K otherwise remains the same and the Items therein are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The financial statements required by this item are contained in Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)   Pro Forma Financial Information.

The pro forma financial information required by this item is contained in Exhibit 99.2 to this Amendment No. 1 and is incorporated herein by reference.

(d)  Exhibits.

The Exhibits to this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: September 3, 2015	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Transaction Agreement and Plan of Merger, dated as of April 12, 2015, by and among Orad Hi-Tech Solutions Ltd., Avid Technology, Inc., and Messinio Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 13, 2015)

23.1*	Consent of Ernst & Young LLP

99.1*	Financial Statements of Orad Hi-Tech Solutions Ltd.

99.2*	Pro Forma Condensed Combined Financial Information (Unaudited)

__________________________
* Filed herewith

An investment in the Company’s securities involves various risks and uncertainties and investors are encouraged to review the risks identified in the Company’s filings with the SEC, including those risks identified in Part II, Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and subsequent filings with the SEC. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, profitability and cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price.